Exhibit 77Q(1)(e)(i)



Addendum to Advisory Agreement dated January 1, 2005 between Registrant, on behalf of IXIS Moderate Diversified Portfolio, and IXIS Advisors is incorporated by reference to exhibit (d)(3)(ii) of post-effective amendment no. 31 to the Registration Statement filed on Form Type 485APOS on March 1, 2005 (Accession No. 0001193125-05-039909).